Debt and lines of credit	12 Months Ended
Dec. 31, 2013
Long-term Debt, Unclassified [Abstract]
Debt and lines of credit
Debt and lines of credit

Short-term borrowings
We maintain a line of credit to support commercial paper borrowings, if any, and to provide additional liquidity through bank loans. As of December 31, 2013, we had a variable-rate revolving credit facility from a consortium of investment-grade banks that allows us to borrow up to $2 billion through March 2018. The interest rate on borrowings under this credit facility, if drawn, is indexed to the applicable London Interbank Offered Rate (LIBOR). As of December 31, 2013, our credit facility was undrawn and we had no commercial paper outstanding.

Long-term debt
In May 2013, we issued an aggregate principal amount of $1.0 billion of fixed-rate long-term debt, with $500 million due in 2018 and $500 million due in 2023. We also incurred $6 million of issuance and other related costs that are being amortized to Interest and debt expense over the term of the debt. The proceeds of the offering were $986 million, net of the original issuance discount and were used toward the repayment of $1.5 billion of maturing debt, including floating-rate notes. In connection with this repayment, we settled a floating-to-fixed interest rate swap, associated with the maturing debt.

In August 2012, we issued an aggregate principal amount of $1.5 billion of fixed-rate long-term debt, with $750 million due in 2015 and $750 million due in 2019. The proceeds of the offering were $1.492 billion, net of the original issuance discount. We also incurred $7 million of issuance and other related costs that are being amortized to Interest and debt expense over the term of the debt.

Long-term debt outstanding as of December 31, 2013 and 2012 is as follows:

	December 31,
	2013	2012
Floating-rate notes due 2013 (swapped to a 0.922% fixed rate)	$—	$1,000
Notes due 2013 at 0.875%	—	500
Notes due 2014 at 1.375%	1,000	1,000
Notes due 2015 at 3.95% (assumed with National acquisition)	250	250
Notes due 2015 at 0.45%	750	750
Notes due 2016 at 2.375%	1,000	1,000
Notes due 2017 at 6.60% (assumed with National acquisition)	375	375
Notes due 2018 at 1.00%	500	—
Notes due 2019 at 1.65%	750	750
Notes due 2023 at 2.25%	500	—
	5,125	5,625

Net unamortized premium	33	61
Current portion of long-term debt	(1,000)	(1,500)
Long-term debt	$4,158	$4,186

Interest and debt expense was $95 million in 2013, $85 million in 2012 and $42 million in 2011. This was net of the amortization of the debt premium and other debt issuance costs. Cash payments for interest on long-term debt were $102 million in 2013, $97 million in 2012 and $54 million in 2011. Capitalized interest was not material.